UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22425

Nuveen Build America Bond Opportunity Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: September 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

Monthly income from a diversified portfolio of taxable municipal bonds.

Semi-Annual Report
September 30, 2011

Nuveen Build America Bond Fund
NBB

Nuveen Build America Bond Opportunity Fund
NBD

September

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Dividend and Share Price Information	10

Performance Overviews	11

Shareholder Meeting Report	13

Portfolios of Investments	14

Statement of Assets and Liabilities	24

Statement of Operations	25

Statement of Changes in Net Assets	26

Statement of Cash Flows	27

Financial Highlights	28

Notes to Financial Statements	30

Annual Investment Management Agreement Approval Process	39

Reinvest Automatically, Easily and Conveniently	47

Glossary of Terms Used in this Report	49

Other Useful Information	51

Chairman’s
Letter to Shareholders

Dear Shareholders,

The global economy continues to be weighed down by an unusual combination of pressures facing the larger developed economies. Japanese leaders continue to work through the economic aftereffects of the March 2011 earthquake and tsunami. Political leaders in Europe and the U.S. have resolved some of the near term fiscal problems, but the financial markets are not convinced that these leaders are able to address more complex longer term fiscal issues. Despite improved earnings and capital increases, the largest banks in these countries continue to be vulnerable to deteriorating mortgage portfolios and sovereign credit exposure, adding another source of uncertainty to the global financial system.

In the U.S., recent economic statistics indicate that the economic recovery may be losing momentum. Consumption, which represents about 70% of the gross domestic product, faces an array of challenges from seemingly intractable declines in housing values, increased energy costs and limited growth in the job market. The failure of Congress and the administration to agree on the debt ceiling increase on a timely basis and the deep divisions between the political parties over fashioning a balanced program to address growing fiscal imbalances that led to the recent S&P ratings downgrade add considerable uncertainty to the domestic economic picture.

On a more positive note, corporate earnings continue to hold up well and the municipal bond market is recovering from recent weakness as states and municipalities implement various programs to reduce their budgetary deficits. In addition, the Federal Reserve has made it clear that it stands ready to take additional steps should the economic recovery falter. However, there are concerns that the Fed is approaching the limits of its resources to intervene in the economy.

These perplexing times highlight the importance of professional investment management. Your Nuveen investment team is working hard to develop an appropriate response to increased risk, and they continue to seek out opportunities created by stressful markets using proven investment disciplines designed to help your Fund achieve its investment objectives. On your behalf, we monitor their activities to assure that they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
November 21, 2011

4 Nuveen Investments

Portfolio Manager’s Comments

Nuveen Build America Bond Fund (NBB)
Nuveen Build America Bond Opportunity Fund (NBD)

Portfolio manager Daniel Close reviews key investment strategies and the performance of the Nuveen Build America Bond Fund (NBB) and the Nuveen Build America Bond Opportunity Fund (NBD). Dan, who joined Nuveen in 2000, has managed NBB since its inception in April 2010 and NBD since its inception in November 2010.

What key strategies were used to manage NBB and NBD during the six-month reporting period ended September 30, 2011?

NBB and NBD are designed to invest primarily in Build America Bonds (BABs) and other taxable municipal bonds. The primary investment objective of these two Funds is to provide current income through investments in taxable municipal securities. Their secondary objective is to seek enhanced portfolio value and total return. The Funds offer strategic portfolio diversification opportunities for traditional municipal bond investors, while providing investment options to investors who have not traditionally purchased municipal bonds, including public and corporate retirement plans, endowments, life insurance companies and sovereign wealth funds. For these investors, these Funds can offer investment-grade municipal credit, current income and strong call protection.

With the end of the BAB new issuance program on December 31, 2010, our focus during this period was taking advantage of opportunities to add value and improve the liquidity of both NBB and NBD. We continued to carefully monitor the secondary market, which remained active, and we took a bottom-up approach to discovering undervalued credits with the potential to perform well. During this period, we found value in general obligation, tollway and sales tax bonds for both NBB and NBD. NBB also purchased electric utilities bonds and bonds backed by hotel occupancy taxes, while NBD added a water and sewer credit.

We also sought to enhance the liquidity profiles of the Funds by purchasing additional benchmark BAB issues, especially in NBB. Benchmark issues, which typically offer more liquidity than their non-benchmark counterparts, are BAB bonds over $250 million in size and therefore eligible for inclusion in the Barclays Capital BAB Index. Non-benchmark BAB issues generally are smaller issues that can offer the same credit quality as benchmark issues, but may require a more detailed credit review before purchase. During NBB’s initial investment phase, fewer benchmark, or index-eligible, BABs were available in the market, and we therefore purchased a greater mix of benchmark and

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Investments 5

non-benchmark BAB issues. In NBD, the heavy supply of new BABs during the last part of 2010 enabled us to complete the invest-up of this Fund with an emphasis on benchmark BAB issues.

NBB generated cash for purchases by generally selling non-benchmark BAB bonds from a variety of sectors, including tax increment financing districts, redevelopment agencies and appropriation bonds. NBD also sold a non-index eligible BAB during the period. On the whole, selling was relatively minimal in NBD, which had been more heavily invested in benchmark BAB bonds since inception.

As part of their investment strategies, NBB and NBD use an integrated leverage and hedging strategy to seek to enhance current income and total return, while working to maintain a level of interest rate risk similar to that of the Barclays Capital BAB Index. To implement leverage, NBB used both bank borrowings and inverse floating rate securities, while NBD used inverse floating rate securities only. As mentioned in the last shareholder report, by the end of the last fiscal period, the majority of NBB’s leverage was funded by inverse floating rate securities. Both Funds also used interest rate and forward interest rate swap contracts to reduce their leverage-adjusted portfolio duration to a level close to that of the index. In addition, the Funds’ partially fixed the interest cost of leverage. The integrated leverage and hedging strategy is discussed in more detail later in this report.

Because the BAB program was not renewed at the end of December 2010, shareholders should note that both NBB and NBD have contingent term provisions stating that if there is no new issuance of BABs or similarly U.S. Treasury-subsidized taxable municipal bonds for any 24-month period ending on or before December 31, 2014, NBB and NBD will terminate on or around June 30, 2020, and December 31, 2020, respectively.

How did NBB and NBD perform over this period?

Results for NBB and NBD, as well as relevant index information, are presented in the accompanying table.

Average Annual Total Returns on Net Asset Value*
For periods ended 9/30/11

Fund	6-Month	1-Year
NBB	18.18%	15.40%
NBD	20.71%	N/A
Barclays Capital Build America Bond (BAB) Index**	19.60%	15.21%

For the six months ended September 30, 2011, NBB’s cumulative return on net asset value (NAV) underperformed the return for the Barclays Capital Build America Bond Index, while the return for NBD exceeded the index.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview pages for NBB and NBD in this report.
*	Six-month returns are cumulative; all other returns are annualized.
**	Refer to Glossary of Terms used in this Report for definition.

6 Nuveen Investments

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, the use of swap contracts, credit exposure and sector allocation. The Funds’ use of leverage also was an important positive factor affecting the Funds’ performance for this period. The impact of leverage is discussed in more detail later in this report.

During this period, as interest rates declined across the yield curve, bonds with longer maturities generally outperformed other maturity categories. Overall, duration was a positive contributor to NBD’s performance and a negative factor in NBB. This difference can be attributed to NBD’s overweighting of the longest segment of the yield curve that performed well and NBB’s modest underweighting of the longer parts of the curve.

As previously mentioned, both NBB and NBD used interest rate and forward interest rate swap contracts to shorten their durations and bring them more in line with the duration of the Barclays Capital BAB Index. Because the Funds were shorting long interest rates at a time when rates were falling and bond prices were rising, the use of these swaps had a negative impact on the Funds’ total return performance for the period.

Both NBB and NBD were similarly weighted among the credit quality sectors, with their largest allocation in bonds rated AA, followed by A and AAA. This credit rating exposure was positive for performance during this period, as bonds rated AA outperformed the other credit quality sectors.

The overall impact of sector exposure was positive in NBD and modestly negative in NBB. Both NBB and NBD were helped by their underexposure to state general obligation (GO) bonds, as state GOs—especially those from larger issuers such as California and Illinois—underperformed the market. On the other hand, both Funds were hurt by being underweighted in education, which outperformed for the period. NBD’s holdings in the utilities sector made a positive contribution to this Fund’s return, whereas NBB’s utilities holdings detracted from its performance. NBD also benefited from the fact that it held more benchmark, or index-eligible, BABs than NBB, as benchmark BABs outperformed the general BAB market for the period.

Nuveen Investments 7

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of all these Funds relative to the comparative indexes was the Funds’ use of leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on net asset value and total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of these Funds over this reporting period.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment Risk. The possible loss of the entire principal amount that you invest.

Build America Bonds Risk. BABs are a new form of municipal financing, and the market is smaller, less diverse, and potentially less liquid than other types of municipal securities. In addition, bonds issued after 12/31/2010 will not qualify as BABs unless the relevant section of the program is extended. Consequently, if the program is not extended, BABs may be less actively traded which may negatively affect the value of BABs held by the fund.

Leverage Risk. The fund’s use of leverage creates the possibility of higher volatility for the fund’s per share NAV, market price, distributions and returns.. There is no assurance that a fund’s leveraging strategy will be successful.

Price Risk. Shares of closed-end investment companies like the Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

8 Nuveen Investments

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Nuveen Investments 9

Dividend and Share Price Information

The monthly dividends of NBB and NBD remained stable throughout the six-month reporting period ended September 30, 2011.

NBB and NBD seek to pay stable dividends at rates that reflect the Funds’ past results and projected future performance. During certain periods, the Funds may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Funds during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. The Funds will, over time, pay all of their net investment income as dividends to shareholders. As of September 30, 2011, NBB and NBD had a positive UNII balance, based upon our best estimate, for tax purposes and a positive UNII balance for financial reporting purposes.

SHARE REPURCHASES AND PRICE INFORMATION

Since the inception of NBB’s repurchase program, NBB has not repurchased any of its outstanding shares. As of September 30, 2011, NBD is not authorized to repurchase any of its outstanding shares.

As of September 30, 2011, the Funds’ share prices were trading at (-) discounts to their NAVs as shown in the accompanying table.

	9/30/11	Six-Month Average
Fund	(-)Discount	(-)Discount
NBB	(-)7.34%	(-)4.89%
NBD	(-)6.58%	(-)5.68%

10 Nuveen Investments

NBB	Nuveen Build America Bond
Performance	Fund
OVERVIEW
as of September 30, 2011

Fund Snapshot
Share Price		$19.95
Net Asset Value (NAV)		$21.53
Premium/Discount to NAV		-7.34%
Market Yield		7.04%
Net Assets ($000)		$569,756

Leverage
Structural Leverage		7.17%
Effective Leverage		21.93%

Average Annual Total Return
(Inception 4/27/10)
	On Share Price	On NAV
6-Month (Cumulative)	14.62%	18.18%
1-Year	4.75%	15.40%
Since Inception	6.92%	16.21%

States2
(as a % of total municipal bonds)
California		17.1%
Illinois		13.7%
New York		11.5%
Texas		7.2%
Georgia		4.0%
Ohio		4.0%
Washington		4.0%
Louisiana		3.4%
South Carolina		3.2%
Michigan		3.1%
Tennessee		2.8%
New Jersey		2.6%
Oregon		2.6%
Virginia		2.3%
Indiana		2.2%
Nevada		2.2%
Other		14.1%

Portfolio Composition2,3
(as a % of total investments)
Tax Obligation/Limited		24.6%
Utilities		21.4%
Tax Obligation/General		21.3%
Transportation		13.9%
Water and Sewer		13.0%
Education and Civic Organizations		4.8%
Short-Term Investments		0.1%
Other		0.9%

Build America Bond Allocation2
(as a % of total municipal bonds)
Build America Bonds		94.5%
Non-Build America Bonds		5.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

2	Holdings are subject to change.
3	Excluding investments in derivatives.

Nuveen Investments 11

NBD	Nuveen Build
Performance	America Bond
OVERVIEW	Opportunity Fund

as of September 30, 2011

Fund Snapshot
Share Price		$21.14
Net Asset Value (NAV)		$22.63
Premium/Discount to NAV		-6.58%
Market Yield		7.15%
Net Assets ($000)		$163,030

Cumulative Total Return
(Inception 11/23/10)
	On Share Price	On NAV
6-Month Cumulative	17.86%	20.71%
Since Inception	12.00%	25.21%

States2
(as a % of total municipal bonds)
California		15.2%
Illinois		13.2%
New York		11.8%
South Carolina		6.8%
Texas		6.7%
New Jersey		5.0%
Michigan		4.3%
Colorado		4.2%
Pennsylvania		3.7%
Ohio		3.0%
Georgia		2.9%
Missouri		2.6%
District of Colombia		2.5%
Massachusetts		2.5%
Nevada		2.3%
Other		13.3%

Portfolio Composition2
(as a % of total municipal bonds)
Tax Obligation/Limited		30.2%
Tax Obligation/General		17.6%
Utilities		16.6%
Water and Sewer		15.0%
Transportation		11.0%
Education and Civic Organizations		5.8%
Health Care		1.9%
Consumer Staples		1.9%

Build America Bond Allocation2
(as a % of total municipal bonds)
Build America Bonds		97.5%
Non-Build America Bonds		2.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

2	Holdings are subject to change.

12 Nuveen Investments

NBB
NBD     Shareholder Meeting Report

The annual meeting of shareholders was held on July 25, 2011 in the Lobby Conference Room, 333 West Wacker Drive, Chicago, IL 60606; at this meeting the shareholders were asked to vote on the election of Board Members.

NBB
Approval of the Board Members was reached as follows:
John P. Amboian
For	19,182,298
Withhold	284,349
Total	19,466,647
David J. Kundert
For	19,182,072
Withhold	284,575
Total	19,466,647
Terence J. Toth
For	19,178,036
Withhold	288,611
Total	19,466,647

Nuveen Investments 13

Nuveen Build America Bond Fund
NBB	Portfolio of Investments
September 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Municipal Bonds
	Arizona – 2.5% (2.1% of Total Investments)
$ 3,000	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Build America Taxable	8/20 at 100.00	AA–	$ 3,376,950
	Bonds, Series 2010A, 6.423%, 8/01/35
10,000	Mesa, Arizona, Utility System Revenue Bonds, Series 2010, 6.100%, 7/01/34	No Opt. Call	Aa2	10,683,500
13,000	Total Arizona			14,060,450
	California – 19.8% (17.1% of Total Investments)
500	California Infrastructure Economic Development Bond Bank, Revenue Bonds, University of	No Opt. Call	Aa2	586,335
	California San Francisco Neurosciences Building, Build America Taxable Bond Series 2010B,
	6.486%, 5/15/49
3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build	No Opt. Call	A2	3,707,610
	America Taxable Bond Series 2009G-2, 8.361%, 10/01/34
4,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build	3/20 at 100.00	A2	4,314,960
	America Taxable Bond Series 2010A-2, 8.000%, 3/01/35
7,000	California State University, Systemwide Revenue Bonds, Build America Taxable Bond Series	No Opt. Call	Aa2	8,239,280
	2010B, 6.484%, 11/01/41
4,500	California State, General Obligation Bonds, Various Purpose Build America Taxable Bond Series	3/20 at 100.00	A1	5,124,105
	2010, 7.950%, 3/01/36
5,500	City and County of San Francisco Redevelopment Financing Authority, California, Taxable Tax	No Opt. Call	A1	6,435,000
	Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 2009F, 8.406%, 8/01/39
5,000	Hayward Unified School District, Alameda County, California, General Obligation Bonds, Build	8/20 at 100.00	AA+	5,637,750
	America Taxable Bonds, Series 2010B, 7.350%, 8/01/43 – AGM Insured
950	Los Alamitos Unified School District, Orange County, California, General Obligation Bonds,	No Opt. Call	Aa2	1,063,934
	School Facilities Improvement, Build America Taxable Bond Series 2010C, 6.210%, 8/01/35
15,000	Los Angeles Community College District, California, General Obligation Bonds, Build America	No Opt. Call	Aa1	19,916,100
	Taxable Bonds, Series 2010, 6.600%, 8/01/42
10,000	Los Angeles Community College District, Los Angeles County, California, General Obligation	No Opt. Call	Aa1	13,277,400
	Bonds, Series 2010, 6.600%, 8/01/42 (UB) (4)
	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple
	Capital Projects I, Build America Taxable Bond Series 2010B:
500	7.488%, 8/01/33	No Opt. Call	A+	623,920
11,225	7.618%, 8/01/40	No Opt. Call	A+	14,291,895
2,000	Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Tender	No Opt. Call	AA+	5,617,600
	Option Bond Trust T0003, 29.487%, 7/01/42 (IF)
3,000	Oakland Redevelopment Agency, California, Subordinated Housing Set Aside Revenue Bonds,	No Opt. Call	A	3,326,010
	Federally Taxable Series 2011A-T, 7.500%, 9/01/19
5,000	Orange County Sanitation District, California, Wastewater Revenue Bonds, Build America Taxable	No Opt. Call	AAA	5,727,800
	Bond Series 2010A, 5.580%, 2/01/40
2,355	San Bernardino Community College District, California, General Obligation Bonds, Election of	No Opt. Call	Aa2	2,967,512
	2008, Build America Taxable Bond Series 2009C, 7.630%, 8/01/44
4,000	San Francisco City and County, California, Certificates of Participation, 525 Golden Gate	No Opt. Call	AA–	6,189,000
	Avenue, San Francisco Public Utilities Commission Office Project, Tender Option Bond Trust
	B001, 29.117%, 11/01/30 (IF)
1,000	Santa Barbara County, California, Certificates of Participation, Recovery Zone Economic	No Opt. Call	AA+	1,095,860
	Development Taxable Bonds, Series 2010A-2, 6.250%, 12/01/40
	Stanton Redevelopment Agency, California, Consolidated Project Tax Allocation Bonds,
	Series 2011A:
275	6.500%, 12/01/17	No Opt. Call	A–	289,740
295	6.750%, 12/01/18	No Opt. Call	A–	310,777
1,500	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation	No Opt. Call	A+	1,732,290
	District, Build America Taxable Bonds, Series 2010B, 6.230%, 1/01/29

14 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 2,000	West Kern Water District, California, Certificates of Participation, Land Acquisition Project,	No Opt. Call	AA–	$ 2,513,620
	Build America Bonds, Series 10B, 6.720%, 6/01/40
88,600	Total California			112,988,498
	Colorado – 2.0% (1.7% of Total Investments)
1,000	East Cherry Creek Valley Water and Sanitation District, Arapahoe County, Colorado, Water	11/20 at 100.00	A+	1,038,340
	Revenue Bonds, Build America Taxable Bond Series 2010B, 5.820%, 11/15/40
3,000	Mesa State College, Colorado, Auxiliary Facilities Enterprise Revenue Bonds, Build America	No Opt. Call	Aa2	3,755,970
	Taxable Bond Series 2010B, 6.746%, 5/15/42
1,000	Metropolitan State College of Denver, Colorado, Institutional Enterprise Revenue Bonds,	No Opt. Call	Aa2	1,147,480
	Federally Taxable Build America Bonds, Recovery Zone Economic Development Project,
	Series 2010, 6.000%, 12/01/40
5,000	St. Vrain Valley School District RE-1J, Boulder, Larimer and Weld Counties, Colorado, General	12/20 at 100.00	Aa2	5,353,750
	Obligation Bonds, Build America Taxable Bond Series 2010B, 5.790%, 12/15/33
10,000	Total Colorado			11,295,540
	Connecticut – 1.2% (1.0% of Total Investments)
6,000	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue	4/20 at 100.00	N/R	6,707,040
	Bonds, Harbor Point Project, Federally Taxable – Issuer Subsidy – Recovery Zone Economic
	Development Bond Series 2010B, 12.500%, 4/01/39
	Florida – 2.3% (2.0% of Total Investments)
5,000	Florida Governmental Utilities Authority, North Fort Myers Utility Revenue Bonds, Federally	10/20 at 100.00	A2	5,811,000
	Taxable Build America Bonds, Series 2010B, 7.084%, 10/01/40
6,195	Florida State Board of Education, Public Education Capital Outlay Bonds, Build America Taxable	6/19 at 100.00	AAA	6,692,149
	Bonds, Series 2010G, 5.750%, 6/01/35 (4)
500	Lake City, Florida, Utility System Revenue Bonds, Build America Taxable Bonds Series 2010B,	7/20 at 100.00	AA+	554,275
	6.175%, 7/01/35 – AGC Insured
11,695	Total Florida			13,057,424
	Georgia – 4.7% (4.0% of Total Investments)
10,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Taxable Build	No Opt. Call	A+	10,909,100
	America Bonds Series 2010A, 6.637%, 4/01/57
15,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding	No Opt. Call	A–	15,704,100
	Taxable Build America Bonds Series 2010A, 7.055%, 4/01/57
25,000	Total Georgia			26,613,200
	Illinois – 15.9% (13.7% of Total Investments)
5,000	Chicago Transit Authority, Illinois, Sales and Transfer Tax Receipts Revenue Bonds, Pension	No Opt. Call	AA	5,985,150
	Funding Taxable Series 2008A, 6.899%, 12/01/40
1,800	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable Build	No Opt. Call	AA	2,090,808
	America Bonds, Series 2010B, 6.200%, 12/01/40
10,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien,	1/20 at 100.00	A1	11,291,800
	Build America Taxable Bond Series 2010B, 6.845%, 1/01/38
10,000	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Build America Taxable Bond Series	No Opt. Call	Aa3	13,362,200
	2010B, 6.900%, 1/01/40
10,000	Chicago, Illinois, Water Revenue Bonds, Taxable Second Lien Series 2010B, 6.742%, 11/01/40	No Opt. Call	AA–	13,161,100
5,225	Cook County, Illinois, General Obligation Bonds, Build America Taxable Bond Series 2010B,	No Opt. Call	AA	5,950,021
	6.360%, 11/15/33
15,855	Cook County, Illinois, General Obligation Bonds, Build America Taxable Bonds, Series 2010D,	No Opt. Call	AA	18,652,456
	6.229%, 11/15/34
500	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series	10/11 at 100.00	Baa3	467,575
	2006A, 6.100%, 4/01/15
13,875	Illinois State, General Obligation Bonds, Taxable Build America Bonds, Series 2010-3,	No Opt. Call	A+	14,787,975
	6.725%, 4/01/35

Nuveen Investments 15

Nuveen Build America Bond Fund (continued)
NBB Portfolio of Investments September 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 4,100	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds,	No Opt. Call	AA–	$ 4,820,493
	Senior Lien Series 2009A, 6.184%, 1/01/34
76,355	Total Illinois			90,569,578
	Indiana – 2.5% (2.2% of Total Investments)
	Evansville Redevelopment Authority, Indiana, Lease Rental Revenue Bonds, Build America Taxable
	Bond Series 2010B:
1,250	6.960%, 2/01/34	8/20 at 100.00	Aa3	1,405,100
6,620	7.210%, 2/01/39	8/20 at 100.00	Aa3	7,417,975
5,000	Indiana University, Consolidated Revenue Bonds, Build America Taxable Bonds, Series 2010B,	6/20 at 100.00	Aaa	5,398,100
	5.636%, 6/01/35 (4)
12,870	Total Indiana			14,221,175
	Kentucky – 1.3% (1.2% of Total Investments)
5,000	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project,	9/20 at 100.00	AA+	7,577,250
	Tender Option Bond Trust B002, 29.298%, 9/01/37 – AGM Insured (IF)
	Louisiana – 3.9% (3.4% of Total Investments)
20,350	East Baton Rouge Sewage Commission, Louisiana, Revenue Bonds, Build America Taxable Bonds,	2/20 at 100.00	AA–	22,365,057
	Series 2010B, 6.087%, 2/01/45
	Massachusetts – 0.8% (0.7% of Total Investments)
2,000	Massachusetts, Transportation Fund Revenue Bonds, Accelerated Bridge Program, Tender Option	No Opt. Call	AAA	4,635,600
	Bond Trust T0004, 25.290%, 6/01/40 (IF) (4)
	Michigan – 3.5% (3.1% of Total Investments)
14,650	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Build America	No Opt. Call	Aa2	18,383,699
	Taxable Bond Series 2009B, 7.747%, 5/01/39
985	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds,	6/22 at 100.00	BB+	693,864
	Taxable Turbo Series 2006A, 7.309%, 6/01/34
950	Monroe, Michigan, Limited Tax General Obligation Bonds, Taxable Recovery Zone Economic	5/20 at 100.00	A+	1,051,299
	Development Bonds, Series 2010, 6.650%, 5/01/27
16,585	Total Michigan			20,128,862
	Missouri – 0.4% (0.3% of Total Investments)
1,900	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue	1/19 at 100.00	A3	2,279,563
	Bond, Federally Taxable Build America Bonds – Direct Pay, Series 2009A, 6.890%, 1/01/42
	Nevada – 2.5% (2.2% of Total Investments)
6,125	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2009B, 6.881%, 7/01/42	7/19 at 100.00	Aa2	6,753,915
1,030	Clark County, Nevada, Airport System Revenue, Taxable Direct Payment Build America Bonds,	No Opt. Call	Aa2	1,309,800
	Senior Series 2010C, 6.820%, 7/01/45
1,315	Las Vegas, Nevada, Certificates of Participation, City Hall Project, Build America Federally	9/19 at 100.00	AA–	1,549,136
	Taxable Bonds, Series 2009B, 7.800%, 9/01/39
4,000	North Las Vegas, Nevada, General Obligation Water and Wastewater Improvement Bonds, Build	No Opt. Call	A+	4,634,560
	America Taxable Bonds, Series 2010A, 6.572%, 6/01/40
12,470	Total Nevada			14,247,411
	New Jersey – 3.0% (2.6% of Total Investments)
12,500	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A,	No Opt. Call	A+	17,120,500
	7.102%, 1/01/41
	New York – 13.3% (11.5% of Total Investments)
25,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Build	No Opt. Call	AAA	30,636,250
	America Taxable Bonds, Series 2010D, 5.600%, 3/15/40 (UB) (4)
10,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Build America Taxable	No Opt. Call	A–	11,645,900
	Bond Series 2010B, 5.850%, 5/01/41

16 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 4,750	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Build America	No Opt. Call	A	$ 5,301,190
	Taxable Bonds, Series 2009A-1, 5.871%, 11/15/39
2,595	New York City Municipal Water Finance Authority, New York, Water and Sewer System	No Opt. Call	AA+	3,300,788
	Revenue Bonds, Second Generation Resolution, Build America Taxable Bonds, Series 2010DD,
	5.952%, 6/15/42
2,025	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	No Opt. Call	AA+	2,575,760
	Bonds, Second Generation Resolution, Build America Taxable Bonds, Series 2010DD,
	5.952%, 6/15/42 (UB)
1,595	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	No Opt. Call	AA+	3,649,918
	Bonds, Second Generation Resolution, Taxable Tender Option Bonds Trust T30001-2,
	26.248%, 6/15/44 (IF)
5,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Build	No Opt. Call	AA–	7,361,805
	America Taxable Bond Fiscal 2011 Series 2010S-1B, 6.828%, 7/15/40
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Build	No Opt. Call	AAA	11,204,100
	America Taxable Bonds, Series 2010G-1, 5.467%, 5/01/40 (4)
61,465	Total New York			75,675,711
	Ohio – 4.6% (4.0% of Total Investments)
500	American Municipal Power Inc., Ohio, Combined Hydroelectric Projects Revenue Bonds, Federally	No Opt. Call	A	585,770
	Taxable Build America Bonds, Series 2009B, 6.424%, 2/15/32
10,000	American Municipal Power Inc., Ohio, Combined Hydroelectric Projects Revenue Bonds, Federally	No Opt. Call	A	13,795,400
	Taxable Build America Bonds, Series 2010B, 7.834%, 2/15/41
3,000	Circleville City School District, Pickaway County, Ohio, General Obligation School Facilities	5/20 at 100.00	Aa2	3,304,590
	Construction and Improvement Bonds, Build America Taxable Series 2010C, 6.300%, 11/01/40
1,070	Franklin County Convention Facilities Authority, Ohio, Lease Revenue Anticipation Bonds,	No Opt. Call	AA	1,230,222
	Federally Taxable Direct Payment Build America Bonds, Series 2010, 6.540%, 12/01/36
5,000	Lucas County, Ohio, General Obligation Bonds, Taxable Arena Improvement Series 2010,	10/20 at 100.00	Aa2	5,378,950
	6.150%, 10/01/40
1,760	Madison Local School District, Lake & Geauga Counties, Ohio, General Obligation Bonds, Build	9/20 at 100.00	Aa2	1,872,974
	America Taxable Bond Series 2010C, 6.050%, 4/01/42
21,330	Total Ohio			26,167,906
	Oregon – 3.0% (2.6% of Total Investments)
4,000	Oregon Department of Administrative Services, Certificates of Participation, Federally Taxable	5/20 at 100.00	AA	5,717,400
	Build America Bonds, Tender Option Bond Trust TN-011, 26.404%, 5/01/35 (IF) (4)
9,950	Warm Springs Reservation Confederated Tribes, Oregon, Tribal Economic Development Bonds,	No Opt. Call	A3	11,547,572
	Hydroelectric Revenue Bonds, Pelton Round Butte Project, Refunding Series 2009A, 8.250%, 11/01/19
13,950	Total Oregon			17,264,972
	Pennsylvania – 0.3% (0.3% of Total Investments)
1,500	New Castle Sanitation Authority, Lawrence County, Pennsylvania, Sewer Revenue Bonds, Build	6/20 at 100.00	AA+	1,693,230
	America Taxable Bonds, Series 2010A, 6.506%, 6/01/41 – AGM Insured
	South Carolina – 3.7% (3.2% of Total Investments)
6,285	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper,	No Opt. Call	AA–	8,401,160
	Federally Taxable Build America Series 2010C, 6.454%, 1/01/50
205	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper,	No Opt. Call	AA	550,118
	Federally Taxable Build America Tender Bond Trust T30002, 28.931%, 1/01/50 (IF)
8,985	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper,	No Opt. Call	AA	12,010,250
	Federally Taxable Build America Series 2010C, 6.454%, 1/01/50 (UB)
15,475	Total South Carolina			20,961,528
	Tennessee – 3.3% (2.8% of Total Investments)
15,000	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee,	No Opt. Call	A1	18,606,750
	Tourism Tax Revenue Bonds, Build America Taxable Bonds, Series 2010A-2, 7.431%, 7/01/43

Nuveen Investments 17

Nuveen Build America Bond Fund (continued)
NBB Portfolio of Investments September 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 8.4% (7.2% of Total Investments)
$ 9,915	Dallas Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, Build	No Opt. Call	A+	$ 11,192,846
	America Taxable Bonds, Series 09B, 7.088%, 1/01/42 (WI/DD, Settling 10/07/11)
10,000	North Texas Tollway Authority, System Revenue Bonds, Subordinate Lien Taxable Revenue Bonds,	2/20 at 100.00	Baa3	11,579,701
	Federally Taxable Build America Bonds, Series 2010-B2, 8.910%, 2/01/30
15,000	North Texas Tollway Authority, System Revenue Bonds, Taxable Build America Bond Series 2009B,	No Opt. Call	A2	19,241,251
	6.718%, 1/01/49
5,000	San Antonio, Texas, General Obligation Bonds, Build America Taxable Bonds, Series 2010B,	8/20 at 100.00	AAA	5,780,101
	6.038%, 8/01/40
39,915	Total Texas			47,793,899
	Utah – 1.9% (1.7% of Total Investments)
5,000	Central Utah Water Conservancy District, Utah, Revenue Bonds, Federally Taxable Build America	4/20 at 100.00	AA+	5,187,451
	Bonds, Series 2010A, 5.700%, 10/01/40
5,415	Midvale Redevelopment Agency, Utah, Tax Increment and Sales Tax Revenue Bonds, Federally	5/20 at 100.00	AA+	5,788,961
	Taxable Build America Bonds, Series 2010, 6.250%, 5/01/34 – AGM Insured
10,415	Total Utah			10,976,412
	Vermont – 1.1% (0.9% of Total Investments)
5,000	University of Vermont and State Agricultural College, Revenue Bonds, Build America Bonds	No Opt. Call	Aa3	6,263,001
	Series 2010, 6.428%, 10/01/44
	Virgin Islands – 2.1% (1.8% of Total Investments)
10,000	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Build America Taxable	No Opt. Call	AA+	11,913,101
	Bonds Series 2010C, 6.850%, 7/01/35 – AGM Insured
	Virginia – 2.6% (2.3% of Total Investments)
10,000	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	No Opt. Call	BBB	11,186,101
	Dulles Metrorail Capital Improvement Project, Build America Taxable Bonds, Series 2010D,
	8.000%, 10/01/47
2,410	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	No Opt. Call	BBB+	2,812,664
	Series 2009D, 7.462%, 10/01/46 – AGC Insured
1,705	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds,	6/12 at 100.00	BB	1,064,688
	Refunding Senior Lien Series 2007A1, 6.706%, 6/01/46
14,115	Total Virginia			15,063,453
	Washington – 4.7% (4.0% of Total Investments)
5,000	Grays Harbor County Public Utility District 1, Washington, Electric System Revenue Bonds,	No Opt. Call	A1	5,978,901
	Taxable Build America Bonds – Direct Payment, Series 2010A, 6.707%, 7/01/40
5,000	King County Public Hospital District 1, Washington, Hospital Facilities Revenue Bonds, Valley	6/20 at 100.00	BBB+	5,398,901
	Medical Center, Build America Taxable Bonds, Series 2010B, 8.000%, 6/15/40
5,000	Mason County Public Utility District 3, Washington, Electric Revenue Bonds, Build America	6/20 at 100.00	Aa3	5,363,251
	Taxable Bonds, Series 2010B, 6.347%, 12/01/40
2,505	Okanogan County Public Utility District 1, Washington, Electric System Revenue Bonds, Build	No Opt. Call	A1	2,858,331
	America Taxable Bonds – Direct Payment, Series 2010B, 6.046%, 12/01/40
4,000	Seattle, Washington, Municipal Light and Power Revenue Bonds, Federally Taxable Build America	No Opt. Call	Aa2	6,949,201
	Bonds, Tender Option Bond Trust T0001, 24.169%, 2/01/40 (IF) (4)
21,505	Total Washington			26,548,585
	Wyoming – 0.4% (0.3% of Total Investments)
2,000	University of Wyoming, Facilities Improvement Revenue Bonds, Build America Taxable Bond Series	6/20 at 100.00	Aa2	2,156,341
	2010C, 5.800%, 6/01/30
$ 545,995	Total Municipal Bonds (cost $561,314,059)			$ 658,952,037

18 Nuveen Investments

Principal
Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 0.1% (0.1% of Total Investments)
$ 654	Repurchase Agreement with State Street Bank, dated 9/30/11, repurchase price $653,608,	0.010%	10/03/11	$ 653,607
	collateralized by $675,000 U.S. Treasury Notes, 1.375%, due 9/30/18, value 670,781.25
	Total Short-Term Investments (cost $653,607)			653,607
	Total Investments (cost $561,967,666) – 115.8%			659,605,644
	Borrowings – (7.7)% (5)			(44,000,000)
	Floating Rate Obligations – (4.4)%			(24,810,000)
	Other Assets Less Liabilities – (3.7)% (6)			(21,039,528)
	Net Assets – 100%			$ 569,756,116

Investment in Derivatives at September 30, 2011:
Swaps outstanding:

		Fund			Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (7)	Date	(Depreciation)
Barclays Bank PLC	$94,000,000	Receive	3-Month USD-LIBOR	3.778%	Semi-Annually	2/17/12	2/17/40	$(19,635,832)
JP Morgan	19,200,000	Receive	1-Month USD-LIBOR	0.360	Monthly	3/21/11	3/21/12	(3,142)
JP Morgan	19,200,000	Receive	1-Month USD-LIBOR	1.193	Monthly	3/21/11	3/21/14	(321,715)
Morgan Stanley	19,200,000	Receive	1-Month USD-LIBOR	2.064	Monthly	3/21/11	3/21/16	(879,176)
Morgan Stanley	26,000,000	Receive	3-Month USD-LIBOR	4.435	Semi-Annually	2/24/12	2/24/40	(8,821,738)
								$(29,661,603)

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating.
Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(5)	Borrowings as a percentage of Total Investments is 6.7%.
(6)	Other Assets Less Liabilities includes the Net Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investment in Derivatives at
September 30, 2011.
(7)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information
and Significant Accounting Policies, Inverse Floating Rate Securities for more information.
USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments 19

Nuveen Build America Bond Opportunity Fund
NBD	Portfolio of Investments
September 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California – 17.3% (15.2% of Total Investments)
$ 1,030	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	No Opt. Call	A+	$ 1,396,979
	Subordinate Lien, Build America Federally Taxable Bond Series 2010S-1, 7.043%, 4/01/50
1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Build	No Opt. Call	A2	1,853,805
	America Taxable Bond Series 2009G-2, 8.361%, 10/01/34
2,000	Hayward Unified School District, Alameda County, California, General Obligation Bonds, Build	8/20 at 100.00	AA+	2,255,100
	America Taxable Bonds, Series 2010B, 7.350%, 8/01/43 – AGM Insured (4)
2,000	Los Angeles Community College District, Los Angeles County, California, General Obligation	No Opt. Call	Aa1	5,776,900
	Bonds, Tender Option Bond Trust TN027, 29.642%, 8/01/49 (IF) (4)
1,000	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple	No Opt. Call	A+	1,273,220
	Capital Projects I, Build America Taxable Bond Series 2010B, 7.618%, 8/01/40
2,000	Los Angeles Department of Water and Power, California, Water System Revenue Bonds, Tender	No Opt. Call	AA	5,617,600
	Option Bond Trust T0003, 29.487%, 7/01/42 (IF) (4)
1,000	Oakland Redevelopment Agency, California, Subordinated Housing Set Aside Revenue Bonds,	No Opt. Call	AA	1,108,670
	Federally Taxable Series 2011A-T, 7.500%, 9/01/19
1,500	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds,	No Opt. Call	AAA	1,848,705
	Build America Taxable Bonds Series 2010A, 5.911%, 4/01/48 (4)
2,000	San Francisco City and County, California, Certificates of Participation, 525 Golden Gate	No Opt. Call	AA–	3,094,500
	Avenue, San Francisco Public Utilities Commission Office Project, Tender Option Bond Trust
	B001, 29.117%, 11/01/41 (IF)
315	Stanton Redevelopment Agency, California, Consolidated Project Tax Allocation Bonds, Series	No Opt. Call	A–	333,613
	2011A, 7.000%, 12/01/19
3,000	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Build	No Opt. Call	Aa2	3,612,270
	America Taxable Bonds, Series 2010H, 6.548%, 5/15/48
17,345	Total California			28,171,362
	Colorado – 4.8% (4.2% of Total Investments)
4,000	Colorado State Bridge Enterprise Revenue Bonds, Federally Taxable Build America Series 2010A,	No Opt. Call	AA	5,167,520
	6.078%, 12/01/40
2,000	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, FasTracks Project, Build	No Opt. Call	AA+	2,600,400
	America Series 2010B, 5.844%, 11/01/50
6,000	Total Colorado			7,767,920
	Connecticut – 1.0% (0.9% of Total Investments)
1,500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue	4/20 at 100.00	N/R	1,676,760
	Bonds, Harbor Point Project, Federally Taxable – Issuer Subsidy – Recovery Zone Economic
	Development Bond Series 2010B, 12.500%, 4/01/39
	District of Columbia – 2.9% (2.5% of Total Investments)
800	District of Columbia, Income Tax Secured Revenue Bonds, Build America Taxable Bonds, Series	No Opt. Call	AAA	975,904
	2009E, 5.591%, 12/01/34 (4)
3,000	District of Columbia, Income Tax Secured Revenue Bonds, Build America Taxable Bonds, Series	No Opt. Call	AAA	3,757,740
	2010F, 5.582%, 12/01/35 (4)
3,800	Total District of Columbia			4,733,644
	Georgia – 3.3% (2.9% of Total Investments)
2,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Taxable Build	No Opt. Call	A+	2,181,820
	America Bonds Series 2010A, 6.637%, 4/01/57
3,000	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding	No Opt. Call	A–	3,140,820
	Taxable Build America Bonds Series 2010A, 7.055%, 4/01/57
5,000	Total Georgia			5,322,640
	Illinois – 15.1% (13.2% of Total Investments)
3,575	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Federally Taxable Build	No Opt. Call	AA	4,152,577
	America Bonds, Series 2010B, 6.200%, 12/01/40
5,050	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Build America Taxable Bond Series	No Opt. Call	Aa3	6,747,911
	2010B, 6.900%, 1/01/40

20 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 1,000	Cook County, Illinois, General Obligation Bonds, Build America Taxable Bonds, Series 2010D,	No Opt. Call	AA	$ 1,176,440
	6.229%, 11/15/34
500	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series	4/12 at 100.00	Baa3	467,575
	2006A, 6.100%, 4/01/15
2,000	Illinois State, General Obligation Bonds, Build America Taxable Bonds, Series 2010-5,	No Opt. Call	A+	2,286,420
	7.350%, 7/01/35
3,500	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Build America Taxable Bonds,	No Opt. Call	AA–	4,115,055
	Senior Lien Series 2009A, 6.184%, 1/01/34
2,500	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project,	No Opt. Call	A2	3,213,600
	Build America Taxable Bond Series 2010A, 7.820%, 1/01/40
2,000	The Board of Trustee of Northern Illinois University, Auxiliary Facilities System Revenue	4/20 at 100.00	Aa3	2,414,060
	Bonds Federally Taxable Build America Series 2010, 7.947%, 4/01/35 – AGM Insured
20,125	Total Illinois			24,573,638
	Indiana – 2.0% (1.7% of Total Investments)
2,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Build America Taxable Bonds, Series	No Opt. Call	AA+	3,199,825
	2010B-2, 6.116%, 1/15/40
	Kentucky – 2.3% (2.0% of Total Investments)
3,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage	No Opt. Call	AA–	3,749,850
	System Revenue Bonds, Build America Taxable Bonds Series 2010A, 6.250%, 5/15/43
	Massachusetts – 2.8% (2.5% of Total Investments)
2,000	Massachusetts, Transportation Fund Revenue Bonds, Accelerated Bridge Program, Tender Option	No Opt. Call	AAA	4,635,600
	Bond Trust T0004, 25.290%, 6/01/40 (IF) (4)
	Michigan – 4.9% (4.3% of Total Investments)
3,000	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Build America	5/20 at 100.00	Aa2	3,188,640
	Taxable Bond Series 2010B, 6.845%, 5/01/40
1,000	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Build America Taxable Bond Series	No Opt. Call	AA+	1,225,340
	2010A, 6.720%, 1/01/41
1,970	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds,	6/22 at 100.00	BB+	1,387,727
	Taxable Turbo Series 2006A, 7.309%, 6/01/34
2,000	Wayne County Building Authority, Michigan, General Obligation Bonds, Jail Facilities,	12/20 at 100.00	A3	2,228,460
	Federally Taxable Recovery Zone Economic Development Series 2010, 10.000%, 12/01/40
7,970	Total Michigan			8,030,167
	Minnesota – 1.9% (1.7% of Total Investments)
2,500	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Build America	No Opt. Call	A1	3,096,650
	Taxable Bond Series 2010C, 6.770%, 1/01/46
	Mississippi – 1.7% (1.5% of Total Investments)
2,500	Mississippi State, General Obligation Bonds, Build America Taxable Bond Series 2010F,	No Opt. Call	AA	2,808,125
	5.245%, 11/01/34 (4)
	Missouri – 2.9% (2.6% of Total Investments)
1,150	Curators of the University of Missouri, System Facilities Revenue Bonds, Build America Taxable	No Opt. Call	AA+	1,438,029
	Bonds, Series 2010, 5.792%, 11/01/41
2,500	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue	No Opt. Call	A3	3,322,250
	Bond, Federally Taxable Build America Bonds – Direct Pay, Series 2010A, 7.897%, 1/01/42
3,650	Total Missouri			4,760,279
	Nevada – 2.6% (2.3% of Total Investments)
1,950	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2009B, 6.881%, 7/01/42	7/19 at 100.00	Aa2	2,150,226
500	Clark County, Nevada, Airport System Revenue, Taxable Direct Payment Build America Bonds,	No Opt. Call	Aa2	635,825
	Senior Series 2010C, 6.820%, 7/01/45
1,000	Washoe County, Nevada, Highway Revenue, Motor Vehicle Fuel Tax Bonds, Federally Taxable Direct	No Opt. Call	A+	1,395,120
	Pay Build America Bonds, Series 2010E, 7.969%, 2/01/40
3,450	Total Nevada			4,181,171

Nuveen Investments 21

Nuveen Build America Bond Opportunity Fund (continued)
NBD Portfolio of Investments September 30, 2011 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 5.7% (5.0% of Total Investments)
$ 3,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Build America	No Opt. Call	A+	$ 3,351,540
	Bonds Issuer Subsidy Program, Series 2010C, 5.754%, 12/15/28
2,500	New Jersey Turnpike Authority, Revenue Bonds, Build America Taxable Bonds, Series 2010A,	No Opt. Call	A+	3,424,100
	7.102%, 1/01/41
2,050	Rutgers State University, New Jersey, Revenue Bonds, Build America Taxable Bond Series 2010H,	No Opt. Call	AA	2,473,612
	5.665%, 5/01/40
7,550	Total New Jersey			9,249,252
	New York – 13.4% (11.8% of Total Investments)
2,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender	No Opt. Call	AAA	4,254,500
	Option Bond Trust B004, 24.845%, 3/15/40 (IF)
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Federally	No Opt. Call	A	2,507,800
	Taxable Issuer Subsidy Build America Bonds, Series 2010A, 6.668%, 11/15/39
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	No Opt. Call	AA+	3,588,750
	Bonds, Second Generation Resolution, Build America Taxable Bonds, Fiscal 2011 Series 2010AA,
	5.440%, 6/15/43 (4)
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System	No Opt. Call	AA+	4,576,700
	Revenue Bonds, Second Generation Resolution, Taxable Tender Option Bonds Trust T30001-2,
	26.248%, 6/15/44 (IF)
3,005	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Build	No Opt. Call	AA–	4,022,223
	America Taxable Bond Fiscal 2011 Series 2010S-1B, 6.828%, 7/15/40 (4)
2,500	New York City, New York, General Obligation Bonds, Federally Taxable Build America Bonds,	12/20 at 100.00	AA	2,946,600
	Series 2010-F1, 6.646%, 12/01/31
14,505	Total New York			21,896,573
	North Carolina – 1.0% (0.9% of Total Investments)
1,400	North Carolina Turnpike Authority, Triangle Expressway System State Annual Appropriation	1/19 at 100.00	AA	1,605,464
	Revenue Bonds, Federally Taxable Issuer Subsidy Build America Bonds, Series 2009B,
	6.700%, 1/01/39
	Ohio – 3.4% (3.0% of Total Investments)
2,500	American Municipal Power Inc., Ohio, Meldahl Hydroelectric Projects Revenue Bonds, Federally	No Opt. Call	A	3,370,000
	Taxable Build America Bonds, Series 2010B, 7.499%, 2/15/50
2,000	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Build America	11/20 at 100.00	AA+	2,239,120
	Taxable Bonds, Series 2010, 6.038%, 11/15/40
4,500	Total Ohio			5,609,120
	Pennsylvania – 4.2% (3.7% of Total Investments)
1,000	Kiski Area School District, Westmoreland County, Pennsylvania, General Obligation Bonds, Build	9/20 at 100.00	Aa3	1,161,910
	America Taxable Bond Series 2010, 6.626%, 9/01/35 – AGM Insured
2,500	Pennsylvania State, General Obligation Bonds, Build America Taxable Bonds, Third Series 2010B,	7/20 at 100.00	Aa1	2,750,450
	5.850%, 7/15/30 (4)
2,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Build America Taxable Bonds, Series	No Opt. Call	Aa3	2,899,850
	2010B, 5.511%, 12/01/45
6,000	Total Pennsylvania			6,812,210
	South Carolina – 7.7% (6.8% of Total Investments)
205	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper,	No Opt. Call	AA	550,118
	Federally Taxable Build America Tender Bond Trust T30002, 28.931%, 1/01/50 (IF)
8,985	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper,	No Opt. Call	AA–	12,010,250
	Federally Taxable Build America Series 2010C, 6.454%, 1/01/50 (UB)
9,190	Total South Carolina			12,560,368
	Tennessee – 2.2% (1.9% of Total Investments)
3,000	Metropolitan Government Nashville & Davidson County Convention Center Authority, Tennessee,	No Opt. Call	Aa2	3,530,340
	Tourism Tax Revenue Bonds, Build America Taxable Bonds, Subordinate Lien Series 2010B,
	6.731%, 7/01/43
	Texas – 7.7% (6.7% of Total Investments)
1,810	Board of Regents, University of Texas System, Financing System Revenue Bonds, Build America	8/19 at 100.00	AAA	2,057,029
	Taxable Bonds, Series 2009B, 6.276%, 8/15/41 (4)

22 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 2,705	Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue Bonds, Build America Taxable	No Opt. Call	AA+	$ 3,507,168
	Bonds, Series 2009B, 5.999%, 12/01/44
2,000	Dallas Convention Center Hotel Development Corporation, Texas, Hotel Revenue Bonds, Build	No Opt. Call	A+	2,257,760
	America Taxable Bonds, Series 09B, 7.088%, 1/01/42
2,500	Dallas Independent School District, Dallas County, Texas, General Obligation Bonds, School	2/21 at 100.00	AAA	2,968,325
	Building, Build America Taxable Bond Series 2010C, 6.450%, 2/15/35 (4)
1,500	North Texas Tollway Authority, System Revenue Bonds, Subordinate Lien Taxable Revenue Bonds,	2/20 at 100.00	Baa3	1,736,955
	Federally Taxable Build America Bonds, Series 2010-B2, 8.910%, 2/01/30
10,515	Total Texas			12,527,237
	Virginia – 1.1% (1.0% of Total Investments)
3,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds,	6/12 at 100.00	BB	1,873,350
	Refunding Senior Lien Series 2007A1, 6.706%, 6/01/46
	Washington – 1.9% (1.7% of Total Investments)
1,000	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds,	No Opt. Call	Aa3	1,241,019
	Build America Taxable Bond Series 2010B, 6.790%, 7/01/40
1,500	Washington State Economic Development Finance Authority, Biomedical Research Properties Lease	No Opt. Call	AA+	1,925,894
	Revenue Bonds, Build America Series 2010, 6.516%, 7/01/42
2,500	Total Washington			3,166,913
$ 143,500	Total Investments (cost $141,901,797) – 113.8%			185,538,458
	Floating Rate Obligations – (4.4)%			(7,190,000)
	Other Assets Less Liabilities – (9.4)% (5)			(15,318,093)
	Net Assets – 100%			$ 163,030,365

Investment in Derivatives at September 30, 2011:
Swaps outstanding:

		Fund			Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (6)	Date	(Depreciation)
Barclays Bank PLC	$11,200,000	Receive	1-Month USD-LIBOR	2.240%	Monthly	12/17/10	12/17/15	$(601,565)
Morgan Stanley	11,200,000	Receive	1-Month USD-LIBOR	0.496	Monthly	12/17/10	12/17/11	(5,682)
Morgan Stanley	11,200,000	Receive	1-Month USD-LIBOR	1.295	Monthly	12/17/10	12/17/13	(205,009)
Morgan Stanley	20,000,000	Receive	3-Month USD-LIBOR	4.334	Semi-Annually	1/12/12	1/12/40	(6,458,266)
Morgan Stanley	17,000,000	Receive	3-Month USD-LIBOR	4.600	Semi-Annually	1/27/12	1/27/40	(6,370,310)
Morgan Stanley	12,000,000	Receive	3-Month USD-LIBOR	4.435	Semi-Annually	2/24/12	2/24/40	(4,071,571)
								$(17,712,404)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating.
Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralized the net payment obligations for investments in derivatives and/or inverse floating rated transactions.
(5)	Other Assets Less Liabilities includes the Net Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives at
September 30, 2011.
(6)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information
and Significant Accounting Policies, Inverse Floating Rate Securities for more information.
USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments 23

Statement of
Assets & Liabilities
	September 30, 2011 (Unaudited)

	Build America	Build America
	Bond	Bond Opportunity
	(NBB)	(NBD)
Assets
Investments, at value (cost $561,967,666 and $141,901,797, respectively)	$659,605,644	$185,538,458
Receivables:
Interest	12,224,213	3,515,211
Investments sold	10,772,346	—
Other assets	94,603	2,424
Total assets	682,696,806	189,056,093
Liabilities
Borrowings	44,000,000	—
Cash overdraft	—	140,794
Floating rate obligations	24,810,000	7,190,000
Unrealized depreciation on swaps	29,661,603	17,712,404
Payables:
Dividends	2,802,772	727,267
Investments purchased	11,072,415	60,949
Accrued expenses:
Interest on borrowings	33,670	—
Management fees	357,340	110,163
Other	202,890	84,151
Total liabilities	112,940,690	26,025,728
Net assets	$569,756,116	$163,030,365
Shares outstanding	26,461,985	7,205,250
Net asset value per share outstanding	$21.53	$22.63
Net assets consist of:
Shares, $.01 par value per share	$264,620	$72,053
Paid-in surplus	504,137,904	137,235,389
Undistributed (Over-distribution of) net investment income	40,651	446,824
Accumulated net realized gain (loss)	(2,663,434)	(648,158)
Net unrealized appreciation (depreciation)	67,976,375	25,924,257
Net assets	$569,756,116	$163,030,365
Authorized shares	Unlimited	Unlimited

See accompanying notes to financial statements.

24 Nuveen Investments

Statement of
Operations
		Six Months Ended September 30, 2011
		(Unaudited)

	Build America	Build America
	Bond	Bond Opportunity
	(NBB)	(NBD)
Investment Income	$20,835,583	$6,085,494
Expenses
Management fees	2,091,180	642,537
Shareholders’ servicing agent fees and expenses	—	6,689
Interest expense	468,629	22,936
Custodian’s fees and expenses	46,383	15,114
Trustees’ fees and expenses	7,028	—
Professional fees	54,478	21,224
Shareholders’ reports – printing and mailing expenses	56,952	15,933
Stock Exchange listing fees	14,410	7,194
Investor relations expense	18,946	5,598
Other expenses	7,954	—
Total expenses before custodian fee credit	2,765,960	737,225
Custodian fee credit	(12)	(116)
Net expenses	2,765,948	737,109
Net investment income (loss)	18,069,635	5,348,385
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	726,808	231,383
Swaps	(285,987)	(192,084)
Change in net unrealized appreciation (depreciation) of:
Investments	111,820,661	40,982,835
Swaps	(41,018,656)	(17,865,321)
Net realized and unrealized gain (loss)	71,242,826	23,156,813
Net increase (decrease) in net assets from operations	$89,312,461	$28,505,198

See accompanying notes to financial statements.

Nuveen Investments 25

Statement of
Changes in Net Assets (Unaudited)
	Build America		Build America
	Bond (NBB)		Bond Opportunity (NBD)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	9/30/11	3/31/11*	9/30/11	3/31/11**
Operations
Net investment income (loss)	$18,069,635	$31,317,016	$5,348,385	$3,359,794
Net realized gain (loss) from:
Investments	726,808	8,023,380	231,383	(712,015)
Swaps	(285,987)	(11,126,000)	(192,084)	(90,877)
Change in net unrealized appreciation (depreciation) of:
Investments	111,820,661	(14,182,683)	40,982,835	2,653,826
Swaps	(41,018,656)	11,357,053	(17,865,321)	152,917
Net increase (decrease) in net assets from operations	89,312,461	25,388,766	28,505,198	5,363,645
Distributions to Shareholders
From net investment income	(18,576,313)	(30,794,510)	(5,447,169)	(2,723,584)
Decrease in net assets from distributions to shareholders	(18,576,313)	(30,794,510)	(5,447,169)	(2,723,584)
Capital Share Transactions
Proceeds from sale of shares, net of offering costs	—	502,469,250	—	137,232,000
Net proceeds from shares issued to shareholders due to reinvestment
of distributions	—	1,856,187	—	—
Net increase (decrease) in net assets applicable to shares from capital
share transactions	—	504,325,437	—	137,232,000
Net increase (decrease) in net assets	70,736,148	498,919,693	23,058,029	139,872,061
Net assets at the beginning of period	499,019,968	100,275	139,972,336	100,275
Net assets at the end of period	$569,756,116	$499,019,968	$163,030,365	$139,972,336
Undistributed (Over-distribution of) net investment income at the end of period	$40,651	$547,329	$446,824	$545,608

*	For the period April 27, 2010 (commencement of operations) through March 31, 2011.
**	For the period November 23, 2010 (commencement of operations) through March 31, 2011.

See accompanying notes to financial statements.

26 Nuveen Investments

Statement of
Cash Flows
Six Months Ended September 30, 2011
(Unaudited)

Build America
Bond
(NBB)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$89,312,461
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(42,981,967)
Proceeds from sales and maturities of investments	43,237,517
Proceeds from (Purchases of) short-term investments, net	(108,277)
Proceeds from (Payments for) swap contracts, net	(285,987)
Amortization (Accretion) of premiums and discounts, net	97,965
(Increase) Decrease in:
Receivable for interest	213,041
Receivable for investments sold	(10,772,346)
Other assets	(61,820)
Increase (Decrease) in:
Payable for investments purchased	11,072,415
Accrued interest on borrowings	(12,502)
Accrued management fees	15,988
Accrued other expenses	35,576
Net realized (gain) loss from:
Investments	(726,808)
Swaps	285,987
Change in net unrealized (appreciation) depreciation of:
Investments	(111,820,661)
Swaps	41,018,656
Taxes paid on undistributed capital gains	(23,188)
Net cash provided by (used in) operating activities	18,496,050
Cash Flows from Financing Activities:
Cash distributions paid to shareholders	(18,496,050)
Net cash provided by (used in) financing activities	(18,496,050)
Net Increase (Decrease) in Cash	—
Cash at the beginning of period	—
Cash at the End of Period	$—

Supplemental Disclosure of Cash Flow Information
Cash paid for interest was $314,857.

See accompanying notes to financial statements.

Nuveen Investments 27

Financial
Highlights(Unaudited)
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
		Net	Net
	Beginning	Investment	Realized/		Net				Ending	Ending
	Net Asset	Income	Unrealized		Investment	Capital		Offering	Net Asset	Market
	Value	(Loss)(a)	Gain (Loss)	Total	Income	Gains	Total	Costs	Value	Value
Build America Bond (NBB)
Year Ended 3/31:
2012(h)	$18.86	$.68	$2.69	$3.37	$(.70)	$—	$(.70)	$—	$21.53	$19.95
2011(f)	19.10	1.19	(.22)	.97	(1.17)	—	(1.17)	(0.04)	18.86	18.06

Build America Bond Opportunity (NBD)
Year Ended 3/31:
2012(h)	19.43	.74	3.22	3.96	(.76)	—	(.76)	—	22.63	21.14
2011(g)	19.10	.47	.28	.75	(.38)	—	(.38)	(0.04)	19.43	18.63

Borrowings at End of Period
Aggregate
	Amount	Asset
	Outstanding	Coverage
	(000)	Per $1,000
Build America Bond (NBB)
Year Ended 3/31:
2012(h)	$44,000	$13,949
2011(f)	44,000	12,341

Build America Bond Opportunity (NBD)
Year Ended 3/31:
2012(h)	—	—
2011(g)	—	—

28 Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average
Total Returns			Net Assets(c)(d)
			Expenses
Based on	Based on	Ending	Including		Net		Portfolio
Market	Net Asset	Net Assets	Costs of		Investment		Turnover
Value(b)	Value(b)	(000)	Leverage(e)		Income (Loss)		Rate

14.62%	18.18%	$569,756	1.04	%*	6.82	%*	7%
(3.99)	4.90	499,020	1.11	*	6.70	*	100

17.86	20.71	163,030	.98	*	7.11	*	1
(4.96)	3.73	139,972	.87	*	6.90	*	77

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Each ratio includes the effect of the interest expense and fees paid on borrowings, where applicable, as described in Footnote 8 – Borrowing Arrangements, as follows:

Ratios of Borrowings Interest Expense and Fees to
Average Net Assets
Build America Bond (NBB)
Year Ended 3/31:
2012(h)	.17%*
2011(f)	.24%*

(e)
The expense ratios reflect, among other things, interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies Inverse Floating Rate Securities.

(f)	For the period April 27, 2010 (commencement of operations) through March 31, 2011.
(g)	For the period November 23, 2010 (commencement of operations) through March 31, 2011.
(h)	For six months ended September 30, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments 29

Notes to
Financial Statements(Unaudited)

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are Nuveen Build America Bond Fund (NBB) and Nuveen Build America Bond Opportunity Fund (NBD) (each a “Fund” and collectively, the “Funds”). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, registered investment companies.

Prior to the commencement of operations, the Funds had no operations other than those related to organizational matters, the initial capital contribution of $100,275 to each Fund by Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and the recording of the organization expense ($11,000 per Fund) and their reimbursement by the Adviser.

Each Fund’s primary investment objective is to provide current income through investments in taxable municipal securities. Each Fund’s secondary investment objective is to seek enhanced portfolio value and total return. The Funds seek to achieve their investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as Build America Bonds (or “BABs”), which make up 80% of their managed assets (as defined in Footnote 7 – Management Fees and Other Transactions with Affiliates). BABs are taxable municipal securities that include bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, among others, pursuant to the American Recovery and Reinvestment Act of 2009, which offer municipal issuers a federal subsidy equal to 35% of a bond’s interest payments. Under normal circumstances, the Funds may invest 20% of their managed assets in securities other than BABs, including taxable and tax-exempt municipal securities, U.S. Treasury and other U.S. government agency securities. At least 80% of each Fund’s managed assets will be invested in securities that are investment grade quality at the time of purchase, as rated by at least one independent rating agency or judged to be of comparable quality by Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser. In addition, each Fund will use an integrated leverage and hedging strategy that the Fund has the potential to enhance income and risk-adjusted total return over time. Each Fund may employ leverage instruments such as borrowings, including loans from certain financial institutions, and portfolio investments that have the economic effect of leverage, including investments in inverse floating rate securities. Each Fund’s overall goal is to outperform over time the Barclays Capital Build America Bond Index, an unleveraged index representing the BABs market, while maintaining a comparable overall level of interest rate risk.

The BAB program expired on December 31, 2010, and was not renewed. Build America Bond (NBB) and Build American Bond Opportunity (NBD) each have contingent term provisions stating that if there are no new issuances of BABs or similarly U.S. Treasury-subsidized taxable municipal bonds for any twenty-four month period ending on or before December 31, 2014, Build America Bond (NBB) and Build American Bond Opportunity (NBD) will terminate on or around June 30, 2020, and December 31, 2020, respectively.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds and swap contracts are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which

30 Nuveen Investments

may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2011, Build America Bond Fund (NBB) had when-issued/delay delivery purchase commitments of $10,801,323. There were no such outstanding purchase commitments in Build America Bond Opportunity Fund (NBD).

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends to shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund

Nuveen Investments 31

Notes to
Financial Statements (Unaudited) (continued)

the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

During the six months ended September 30, 2011, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At September 30, 2011, each Fund’s maximum exposure to externally-deposited Recourse Trusts, was as follows:
	Build	Build America
	America	Bond
	Bond	Opportunity
	(NBB)	(NBD)
Maximum exposure to Recourse Trusts	$91,190,000	$40,810,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the Funds during the six months ended September 30, 2011, were as follows:

	Build	Build America
	America	Bond
	Bond	Opportunity
	(NBB)	(NBD)
Average floating rate obligations outstanding	$24,810,000	$7,190,000
Average annual interest rate and fees	0.65%	0.64%

Swap Contracts

Each Fund is authorized to enter into interest rate swap and forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality), and is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund’s use of interest rate swap and forward interest rate swap transactions is intended to help the Fund manage the duration of its portfolio, its interest cost of leverage and its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market.

Interest rate swap contracts involve each Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap transactions involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying a Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation on a swap contract is based on the notional amount and the termination date of the swap (which is akin to a bond’s maturity). The value of a Fund’s swap commitment will increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increase or decrease. Interest rate swap and forward interest rate swap contracts are valued daily. Upon entering into an interest rate swap (and beginning on the effective date for a forward interest rate swap), each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the market value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded on these transactions, for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.”

When an interest rate swap or forward interest rate swap contract is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Once periodic payments are settled in cash, they are combined with the net realized gain or loss recorded upon the termination of the swap contracts. For tax purposes, periodic payments are treated as ordinary income or

32 Nuveen Investments

expense. Net realized gains and losses on swap contracts during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from swaps.”

Each Fund entered into interest rate and forward interest rate swap transactions to reduce the duration of its portfolio as well as to fix its interest cost of leverage. The average notional amount of swap contracts outstanding during the six months ended September 30, 2011, was as follows:

	Build	Build America
	America	Bond
	Bond	Opportunity
	(NBB)	(NBD)
Average notional amount of swap contracts outstanding*	$177,600,000	$82,600,000

*
Includes both interest rate and forward interest rate swap contracts. The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative instruments and Hedging Activities for further details on swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Organization Expenses and Offering Costs

The Adviser has agreed to reimburse all organization expenses ($11,000 for each Fund) and pay all offering costs (other than the sales load) that exceed $.04 per share for each Fund. Each Fund’s share of offering costs ($1,054,500 and $288,000, for Build America Bond (NBB) and Build America Bond Opportunity (NBD), respectively) were recorded as a reduction of the proceeds from the sale of shares.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Nuveen Investments 33

Notes to
Financial Statements (Unaudited) (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of September 30, 2011:

Build America Bond (NBB)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$658,952,037	$—	$658,952,037
Short-Term Investments	—	653,607	—	653,607
Derivatives:
Forward Swaps*	—	(29,661,603)	—	(29,661,603)
Total	$—	$629,944,041	$—	$629,944,041

Build America Bond Opportunity (NBD)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$185,538,458	$—	$185,538,458
Derivatives:
Forward Swaps*	—	(17,712,404)	—	(17,712,404)
Total	$—	$167,826,054	$—	$167,826,054

* Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

During the six months ended September 30, 2011, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of September 30, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Build America Bond (NBB)		Location on the Statement of Assets and Liabilities
		Asset Derivatives		Liability Derivatives
Underlying	Derivative
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps	Unrealized appreciation on swaps*	$—	Unrealized depreciation on swaps*	$29,661,603

34 Nuveen Investments

Build America Bond Opportunity (NBD)		Location on the Statement of Assets and Liabilities
		Asset Derivatives		Liability Derivatives
Underlying	Derivative
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps	Unrealized appreciation on swaps*	$—	Unrealized depreciation on swaps*	$17,712,404
* Value represents cumulative gross unrealized appreciation (depreciation) of swap contracts as reported in the Fund’s Portfolio of Investments.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (deprecation) recognized for the six months ended September 30, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

	Build	Build America
	America	Bond
	Bond	Opportunity
Net Realized Gain (Loss) from Swaps	(NBB)	(NBD)
Risk Exposure
Interest Rate	$(285,987)	$(192,084)

	Build	Build America
	America	Bond
	Bond	Opportunity
Net Unrealized Appreciation (Depreciation) of Swaps	(NBB)	(NBD)
Risk Exposure
Interest Rate	$(41,018,656)	$(17,865,321)

4. Fund Shares

Since the inception of Build America Bond’s (NBB) repurchase program, the Fund has not repurchased any of its outstanding shares. As of September 30, 2011, Build America Bond Opportunity (NBD) is not authorized to repurchase its outstanding shares.

Transactions in shares were as follows:
	Build		Build America
	America		Bond
	Bond		Opportunity
	(NBB)		(NBD)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	9/30/11	3/31/11*	9/30/11	3/31/11**
Shares sold	—	26,362,500	—	7,200,000
Shares issued to shareholders
due to reinvestment of distributions	—	94,235	—	—

* For the period April 27, 2010 (commencement of operations) through March 31, 2011.
** For the period November 23, 2010 (commencement of operations) through March 31, 2011.

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the six months ended September 30, 2011, were as follows:

	Build	Build America
	America	Bond
	Bond	Opportunity
	(NBB)	(NBD)
Purchases	$42,981,967	$2,977,385
Sales and maturities	43,237,517	2,281,920

Nuveen Investments 35

Notes to
Financial Statements (Unaudited) (continued)

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At September 30, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Build	Build America
	America	Bond
	Bond	Opportunity
	(NBB)	(NBD)
Cost of investments:	$537,827,972	$134,720,021
Gross unrealized:
Appreciation	$97,565,904	$43,669,278
Depreciation	(601,600)	(44,208)
Net unrealized (depreciation) of investments	$96,964,304	$43,625,070

Permanent differences, primarily due to federal taxes paid and notional principal contracts reclassifications, resulted in reclassifications among the Funds’ components of net assets at March 31, 2011, the Funds’ last tax year end, as follows:

	Build	Build America
	America	Bond
	Bond	Opportunity
	(NBB)	(NBD)
Paid-in surplus	$—	$—
Undistributed (Over-distribution of) net investment income	24,823	(90,602)
Accumulated net realized gain (loss)	(24,823)	90,602

The tax components of undistributed net ordinary income and net long-term capital gains at March 31, 2011, the Funds’ last tax year end, were as follows:

	Build	Build America
	America	Bond
	Bond	Opportunity
	(NBB)	(NBD)
Undistributed net ordinary income*	$3,801,173	$1,443,627
Undistributed net long-term capital gains	—	—

*
Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on March 1, 2011, and paid on April 1, 2011.

The tax character of distributions paid during the period from each Fund’s commencement of operations through March 31, 2011, the Funds’ last tax year end, was designated for purposes of the dividends paid deduction as follows:

	Build	Build America
	America	Bond
	Bond	Opportunity
	(NBB)**	(NBD)***
Distributions from net ordinary income*	$27,698,457	$1,815,723
Distributions from net long-term capital gains	—	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	For the period April 27, 2010 (commencement of operations) through March 31, 2011.
***	For the period November 23, 2010 (commencement of operations) through March 31, 2011.

36 Nuveen Investments

At March 31, 2011, the Funds’ last tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Build America Bond (NBB)
Expiration:
March 31, 2019	$294,209

The Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through March 31, 2011, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year. The Funds have elected to defer post-October losses as follows:

	Build	Build America
	America	Bond
	Bond	Opportunity
	(NBB)	(NBD)
Post-October capital losses	$2,435,461	$712,290

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3875

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of September 30, 2011, the complex-level fee rate for each of these Funds was .1785%.

Nuveen Investments 37

Notes to
Financial Statements (Unaudited) (continued)

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into sub-advisory agreements with the Sub-Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

As part of its investment strategies, Build America Bond (NBB) uses borrowings to employ leverage.

During the period April 1, 2011, through May 24, 2011, the Fund was entered into a $125 million (maximum commitment amount) committed 364-day secured line of credit (“Committed Secured Line”) with its custodian bank. Interest charged on the borrowed amount of the Committed Secured Line was calculated at a rate per annum equal to the higher of the overnight Federal Funds rate or the overnight London Inter-bank Offered Rate (LIBOR) plus 1.00%. In addition, the Fund accrued a commitment fee of .15% per annum on the maximum commitment amount, and paid a .15% one-time closing fee on the maximum commitment amount of the Committed Secured Line, which was expensed during the prior reporting period.

On May 25, 2011, the Fund amended its $125 million (maximum commitment amount) Committed Secured Line. Interest charged on the borrowed amount of the Committee Secured Line is calculated at a rate per annum equal to the higher of the overnight Federal Funds rate or the overnight LIBOR plus .80%, and the Fund accrues a commitment fee of .15% per annum on the maximum commitment amount. The Fund also paid a .10% onetime closing fee on the maximum commitment amount of the Committed Secured Line, which was expensed during the current reporting period.

As of September 30, 2011, the Fund’s outstanding balance on the Committed Secured Line was $44,000,000, which is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and commitment and closing fees incurred on the Committed Secured Line are recognized as a component of “Interest expense” on the Statement of Operations.

During the six months ended September 30, 2011, the Fund’s average daily balance outstanding and average annualized interest rate on the Committed Secured Line were $44,000,000 and 1.00%, respectively.

9. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-03 (“ASU No. 2011-03”). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financing transactions (secured borrowings/lending agreements) as opposed to sale (purchase) with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts or footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

38 Nuveen Investments

Annual Investment Management
Agreement Approval Process(Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Nuveen Build America Bond Fund (the “Fund”), including the Board Members who are not parties to its advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreement and the Sub-Advisory Agreement are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), after an initial term of up to two years, the Board is generally required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

The Nuveen Build America Bond Opportunity Fund (the “Build America Bond Opportunity Fund”) is a new fund and, therefore, its initial advisory agreements were not up for renewal at the May Meeting. The discussion of the approvals of the initial advisory agreements for the Build America Bond Opportunity Fund was included in its annual report for the period ending March 31, 2011, and the discussion below relates only to the renewal of the Advisory Agreements for the Fund.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements of the Fund. The materials provided a broad range of information regarding the Fund, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Fund, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Fund’s investment performance and consider an analysis provided by the Advisor of the

Nuveen Investments 39

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the review of the Advisory Agreements at the May Meeting supplemented the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and, since the internal restructuring described in Section A below, the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund’s portfolio during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Fund’s accountant and custodian, in 2010. The Board considers factors and information that are relevant to its consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considered the information provided and knowledge gained at these meetings when performing its review at the May Meeting of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including

40 Nuveen Investments

advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisor provides the portfolio investment management services to the Fund. The Board recognized that Nuveen engaged in an internal restructuring in 2010 pursuant to which portfolio management services the Advisor had provided directly to the Fund were transferred to the Sub-Advisor, a newly-organized, wholly-owned subsidiary of the Advisor consisting of largely the same investment personnel. Accordingly, in reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included continued activities to refinance auction rate preferred securities; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings and share repurchases for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communica-

Nuveen Investments 41

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

tion program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: continuing communications in support of refinancing efforts related to auction rate preferred securities; participating in conferences; communicating continually with closed-end fund analysts covering the Nuveen funds; providing marketing for the closed-end funds; share purchases; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund over various time periods. The Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Fund’s performance and the applicable investment team. In this regard, the Board reviewed the Fund’s total return information compared to its Performance Peer Group for the quarter period ending December 31, 2010 and for the same period ending March 31, 2011. In addition, the Board reviewed the Fund’s total return information compared to recognized and/or customized benchmarks for the quarter period ending December 31, 2010 and for the same period ending March 31, 2011. The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Group of the Fund was classified as having significant differences from the Fund based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder’s investment period. With respect to any Nuveen funds that underperformed their peers and/or

42 Nuveen Investments

benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

As noted above, the Fund had significant differences with its Performance Peer Group; therefore the Independent Board Members considered the Fund’s performance compared to its benchmark. They noted, however, that the Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group.

The Independent Board Members observed that the Fund had a net management fee and a net expense ratio below its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

Nuveen Investments 43

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advis-

44 Nuveen Investments

ers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Nuveen Investments 45

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. Nevertheless, the Independent Board Members noted that commissions are generally not paid in connection with municipal securities transactions typically executed on a principal basis.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

46 Nuveen Investments

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

Nuveen Investments 47

Reinvest Automatically,
Easily and Conveniently (continued)

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

48 Nuveen Investments

Glossary of Terms
Used in this Report

■ Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■ Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■ Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■ Barclays Capital Build America Bond (BAB) Index: is an unleveraged index that comprises all direct pay Build America Bonds that are SEC-regulated, taxable, dollar-denominated and have at least one year to final maturity, at least $250 million par amount outstanding, and are determined to be investment grade by Barclays Capital.

This index does not reflect any initial or ongoing expenses and is not available for direct investment.

■ Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both structural leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any structural leverage.

■ Inverse Floaters: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically

Nuveen Investments 49

Glossary of Terms
Used in this Report (continued)

also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■ Leverage: Using borrowed money to invest in securities or other assets.

■ Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■ Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■ Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■ Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■ Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■ Structural Leverage: Structural Leverage consists of preferred shares or debt issued by the Fund. Both of these are part of a Fund’s capital structure. Structural leverage is sometimes referred to as “’40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■ Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■ Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

50 Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank
& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds did not repurchase any of their common shares.

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments 51

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $198 billion of assets as of September 30, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

ESA-C-0911D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors or Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Build America Bond Opportunity Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
(Vice President and Secretary)

Date: December 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: December 8, 2011

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: December 8, 2011